BlackRock Equity Dividend Fund
(the “Fund”)

Supplement dated September 15, 2011
to the Statement of Additional Information dated November 24, 2010, as amended May 16, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements-Information Regarding the Portfolio Managers” is revised as set forth below.

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Robert M. Shearer, CFA, Kathleen M. Anderson and David J. Cassese, CFA. Mr. Shearer, Ms. Anderson and Mr. Cassese are jointly and primarily responsible for the day-today management of the Fund’s portfolio.

The subsection entitled “Information Regarding the Portfolio Managers - Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of August 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David J. Cassese	9	2	4	0	0	0
	$2.3 Billion	$129.5 Million	$380.8 Million	$0	$0	$0

The subsection entitled “Other Compensation Benefits — Fund Ownership” is revised to add the following information with respect to the Fund as of August 31, 2011:

Portfolio Manager	Dollar Range
David J. Cassese	$0

Shareholders should retain this Supplement for future reference.

Code# SAI-10559-0911SUP